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                                                                    Exhibit 10.1





                        SHAREHOLDER LOAN AGREEMENT NO. 1A

                                  10 APRIL 2001


                                     BETWEEN

                            PREEM HOLDINGS AB (PUBL)
                                    AS LENDER

                                       AND

                               PREEM PETROLEUM AB
                                   AS BORROWER






                        MANNHEIMER SWARTLING ADVOKATBYRA
                               STOCKHOLM, SWEDEN


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This SHAREHOLDER LOAN AGREEMENT is dated as of 10 April 2001 between:

PREEM HOLDINGS AB (PUBL), reg. no. 556206-9673, (the "LENDER"); and

PREEM PETROLEUM AB, reg. no. 556072-6977, (the "BORROWER").



1.    DEFINITIONS AND INTERPRETATION

1.1   DEFINITIONS

      "AGREEMENT" means this Shareholder Loan Agreement, including the Loan Note issued hereunder.

      "AUTHORISED SIGNATORIES" means representatives of the Borrower authorised and registered as signatories of the Borrower with the Swedish Patent and Registration Office (Sw: PATENT- OCH REGISTRERINGSVERKET).

      "BUSINESS DAY" means a day (other than a Saturday or Sunday) which is not a public holiday and on which banks are open for general business in Stockholm.

      "CONFIRMATION OF SUBORDINATION" means an agreement in the form of SCHEDULE 2 entered into by the Borrower, the Lender and one or several Confirmed Creditors.

      "CONFIRMED CREDITORS" means the banks, financial institutions and other lenders from time to time providing financing to the Borrower and the Subsidiaries, and which are parties to Confirmations of Subordination, and "CONFIRMED CREDITOR" means any of them.

      "DEBT RESTRUCTURING AGREEMENT" means the Debt Restructuring Agreement entered into on or about the date hereof among the Borrower, the Lender and the Parent for the purpose of restructuring and assigning existing shareholder debt owed by the Borrower.

      "EFFECTIVE DATE" means the date defined as such in the Debt Restructuring Agreement.

      "EVENT OF DEFAULT" means any of the events specified in Clauses 4.2 to 4.9.

      "FINANCIAL INDEBTEDNESS" means any indebtedness in respect of:

      (a) moneys borrowed and debit balances at banks and other financial institutions;


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      (b)   any debenture, bond, note or other debt instrument;

      (c) the acquisition cost of any asset to the extent payable before or after the time of acquisition or possession by the party liable where the advance or deferred payment is arranged primarily as a method of raising finance or financing the acquisition of that asset;

      (d) leases entered into primarily as a method of raising finance or financing the leased asset;

      (e)   any acceptance or documentary credit;

      (f) receivables sold or discounted (otherwise than on a non-recourse basis);

      (g) any swaps, foreign exchange transactions, cap, floor, collar or option transactions or any other interest or currency derivatives transactions entered into in connection with the management of risks related to financial indebtedness (the value of any such transactions shall be calculated by reference only to a mark-to-market valuation);

      (h) any amount raised under any other transaction having the commercial effect of a borrowing or raising of money; or

      (i) any guarantee, indemnity or similar assurance against financial loss of any person.

      "LOAN" means the total principal amount advanced by the Lender under Clause 2 (Shareholder Loan), or the total principal amount outstanding hereunder at any time. The Loan shall be denominated in Swedish Kronor.

      "LOAN NOTE" means the loan note evidencing the Loan, issued pursuant to Clause 2.2 in the form of SCHEDULE 1 and signed by Authorised Signatories.

      "NOTEHOLDERS" means the holders from time to time of the Notes.

      "NOTES" means the 10 5/8 % senior secured notes due 2011 and any additional notes issued under the indenture governing the Notes, dated as of 10 April 2001, by and between the Pledgor, Deutsche Bank AG London, as principal paying agent, and the Trustee.

      "PARENT" means Corral Petroleum Holdings AB (publ), reg. no. 556477-1284.

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      "SECURITY ASSIGNMENT" means the agreement entered into on or about the date hereof under which security is provided by the Lender to the Trustee on behalf of the Noteholders over the Lender's rights under this Agreement.

      "SECURITY INTEREST" means any mortgage, pledge, lien, charge, assignment by way of security, hypothecation, security interest, title retention (other than in respect of goods purchased in the ordinary course of trading), sale and repurchase or sale and lease-back arrangement or any other agreement or arrangement in each case having the effect of conferring security.

      "SENIOR CREDITORS" means the Confirmed Creditors and all other creditors (including trade creditors) of the Borrower and the Subsidiaries (other than the Lender), and their assignees from time to time, and "SENIOR CREDITOR" means any of them.

      "SENIOR DEBT" means all present and future liabilities of the Borrower and the Subsidiaries to the Senior Creditors, absolute or contingent, whether or not matured, including, without limitation, principal, interest, damages and costs.

      "SHAREHOLDER LOAN NO. 1B" means the Shareholder Loan Agreement No. 1B entered into on or about the date hereof between the Lender as lender and the Borrower as borrower.

      "SHAREHOLDER LOAN NO. 2" means the Shareholder Loan Agreement No. 2 entered into on or about the date hereof between the Lender as borrower and the Parent as lender.

      "STIBOR" means the Stockholm Interbank Offered Rate as quoted on the Reuters screen SIOR (or such other screen as may replace that screen) at or about 11.00 a.m. (Stockholm time) on the relevant date or, if the relevant rate does not appear, the average (rounded upwards to four decimal places) of the rates which prime banks were offering to other prime banks in the Stockholm interbank market for deposits in Swedish Kronor as of 11.00 a.m. (Stockholm time) on the relevant date, in each case for a period of thirty (30) days.

      "SUBORDINATED DEBT" means (i) the indebtedness of the Borrower to the Lender hereunder, and (ii) any other Financial Indebtedness of the Borrower to the Lender which is duly and effectively subordinated on substantially the same terms, including, without limitation, in respect of maturity, right to interest payments and the provisions of Clauses 4.11, 10 and 11. For the avoidance of doubt, Shareholder Loan No. 1B is Subordinated Debt for the purposes of this Agreement.

      "SUBORDINATION PERIOD" means the period from the Effective Date until the earlier of (i) the date falling 179 days after the date on which the Loan shall be repaid pursuant to Clause 3.1 (Repayment), (ii) the date on which all Senior

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      Debt has been fully and finally satisfied, and (iii) the date falling 179 days after the date on which the Lender has given a notice in accordance with Clause 4.10 to each of the Confirmed Creditors.

      "SUBSIDIARY" means any Swedish or foreign legal entity (whether incorporated or not), which is a subsidiary (Sw: DOTTERBOLAG) of the Borrower, directly or indirectly, in accordance with the Swedish Companies Act (Sw: AKTIEBOLAGSLAGEN).

      "SWEDISH KRONOR" or "SEK" means the lawful currency of Sweden.

      "TAXES" means all types (whether now existing or introduced in the future) of income and other taxes, levies, imposts, deductions, charges and withholdings whatsoever together with interest thereon and penalties and surcharges with respect thereto, if any, and any payments made on or in respect thereof, and "TAX" and "TAXATION" shall be construed accordingly.

      "TRUSTEE" means Bankers Trust Company, as Trustee under the indenture governing the Notes, dated as of 10 April 2001, by and between the Pledgor, Deutsche Bank AG London, as principal paying agent, and the Trustee.

1.2   INTERPRETATION

1.2.1 A reference in this Agreement or in any other document referred to herein or delivered in connection herewith to a statute or any provision thereof shall refer also to that statute or provision as amended or re-enacted.

1.2.2 A reference in this Agreement or in any other document referred to herein or delivered in connection herewith to an agreement or document shall refer also to such agreement or document as amended, varied or supplemented and shall include all appendices and other attachments.

2.    SHAREHOLDER LOAN

2.1 On the Effective Date the Lender shall provide the Borrower with a loan subject to the terms of this Agreement. The amount of such loan shall be determined in accordance with the Debt Restructuring Agreement. Such loan amount shall be disbursed subject to and in accordance with the terms of the Debt Restructuring Agreement and shall constitute Subordinated Debt.

2.2 The Loan shall be evidenced by one Loan Note signed by Authorised Signatories. The Loan Note shall be executed on the Effective Date and delivered to the Trustee. For as long as the Security Assignment is effective and not enforced, the Loan Note shall be held by the Trustee, who shall be entitled to receive payment when due under the Loan Note. Upon an

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      enforcement of the Security Assignment, the Trustee may sell the Loan Note or any part of the Loan publicly or privately, provided the purchaser agrees to be bound by the terms of this Agreement as lender.

2.3 Nothing in this Agreement shall prevent the Borrower from incurring other debt owed to the Lender which is not Subordinated Debt (to the extent this is not prohibited under other agreements binding on the Borrower and the Lender), from repaying such other debt or from paying interest on such other debt.

3.    REPAYMENT

3.1 The Borrower shall repay the Loan in full on 31 March 2011. The Borrower shall not prepay the Loan before such date, except as otherwise expressly provided in Clause 4 (Events of Default), or with the prior written consent of the Confirmed Creditors.

3.2 The Loan shall only be repaid upon presentation of the Loan Note. If the Loan is partially repaid, a new Loan Note for the remaining amount shall be executed.

4.    EVENTS OF DEFAULT

4.1   Subject to any express exceptions, each of the events set out in Clauses
      4.2 to 4.9 below is an Event of Default (whether or not caused by any reason whatsoever outside the control of the Borrower or any other person).

4.2 NON-PAYMENT: The Borrower does not pay on the due date, any amount due and payable by it hereunder in the currency and in the manner specified, provided that it shall not constitute an Event of Default if such failure is due solely to technical errors , as determined in good faith by the Lender, and the Borrower remedies the same within three (3) Business Days of the due date for payment.

4.3   CROSS-DEFAULT:

      (a) Any Financial Indebtedness of the Borrower or any Subsidiary is not paid when due or within the applicable grace period (if any).

      (b) Any Financial Indebtedness of the Borrower or any Subsidiary is declared prematurely due and payable or is placed on demand, in either case as a result of an event of default (howsoever described) under the document relating to that Financial Indebtedness.

      (c) Any commitment for, or underwriting of, any Financial Indebtedness of the Borrower or any Subsidiary is cancelled or suspended as a

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            result of an event of default (howsoever described) under the document relating to that Financial Indebtedness.

      (d) The circumstances in this Clause 4.3 will only constitute an Event of Default if the amount of Financial Indebtedness referred to exceeds SEK 150,000,000 in aggregate.

4.4   INSOLVENCY:

      (a) The Borrower is, or is deemed for the purposes of any law to be, insolvent or admits in writing its inability to pay its debts as they fall due.

      (b) The Borrower suspends making payments on all or any class of its debts or announces an intention to do so, or a moratorium is declared in respect of any of its indebtedness.

      (c) The Borrower commences negotiations with any one or more of its creditors with a view to the general readjustment or rescheduling of its indebtedness, or makes a composition or an arrangement with its creditors or any similar proceeding, arrangement or assignment.

4.5   INSOLVENCY PROCEEDINGS:

      (a) The Borrower takes any corporate action or any order is made or resolution passed for the suspension of payments, business reorganisation (Sw: FORETAGSREKONSTRUKTION), liquidation or bankruptcy of the Borrower (except in the context of a solvent reconstruction with the Borrower as surviving entity).

      (b) A liquidator, receiver, insolvency manager, reconstruction manager (Sw: FORETAGSREKONSTRUKTOR) or similar officer is appointed in respect of the Borrower or in respect of all or substantially all of its assets.

4.6 CREDITORS' PROCESS: Any distress or execution is levied against, or an encumbrancer takes possession of, an asset or certain of the assets of the Borrower the value of which asset or assets exceeds SEK 50,000,000, unless such distress, execution or taking possession is stayed, discharged, struck out or given up within thirty (30) days of being levied or taking place or is thereafter being contested in good faith and by appropriate means.

4.7 CESSATION OF BUSINESS: The Borrower ceases or threatens to cease to carry on all or a substantial part of its business.

4.8   REPUDIATION: The Borrower repudiates this Agreement.

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4.9   UNLAWFULNESS: At any time it is or becomes unlawful for the Borrower to perform or comply with any material or all of its obligations under this Agreement or any of the obligations of the Borrower under this Agreement are not or cease to be legal, valid and binding, in either case in any material respect.

4.10 In case of an Event of Default, provided such Event of Default has not been cured or waived, the Lender shall provide all Confirmed Creditors with a written notice specifying the Event of Default. Following such notice the Lender shall consult with the Confirmed Creditors with a view to curing such Event of Default.

4.11 On and at any time after the occurrence of an Event of Default, provided such Event of Default has not been cured or waived, the Lender may, by notice to the Borrower declare the Loan due and payable, whereupon it shall become due and payable on the date specified by the Lender, provided, however, that the date so specified shall not fall before the expiry of the Subordination Period.

5.    INTEREST

5.1 Neither the Loan nor any other amount which may be payable hereunder shall carry interest before the date on which such amount is due and payable.

5.2 If the Borrower fails to pay an amount payable by it under this Agreement on the due date, it shall forthwith on demand by the Lender pay interest on the overdue amount from the due date up to the date of actual payment at a rate determined by adding a margin of two (2) percentage units to STIBOR on the due date. Interest shall be compounded at the end of each thirty (30) day period during which the overdue amount remains outstanding.

6.    PAYMENTS

6.1 All payments by the Borrower under this Agreement shall be made for value on the due date (at such time as is customary for the settlement of transactions in the relevant currency) and in immediately available funds to the account at such office or bank as the Lender may designate from time to time. Any such designation shall be notified to the Borrower not later than five (5) Business Days before the payment is due.

6.2 All payments made by the Borrower under this Agreement shall be made without set-off or counterclaim.

6.3 If a payment is due on a day which is not a Business Day, the due date for that payment shall instead be the following Business Day.

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6.4   A repayment or prepayment of the Loan is payable in Swedish Kronor.
      Amounts payable in respect of costs, expenses and Taxes and the like are payable in the currency in which they are incurred.

6.5 If Swedish Kronor is replaced as legal tender in Sweden by the euro, all references to Swedish Kronor in this Agreement shall be deemed to be references to the euro, provided that the Lender, acting reasonably and in good faith and after having consulted with the Borrower, shall determine at what time such replacement shall be made for the purpose of this Agreement in the event that such replacement includes a transition period. In case of any such change of currency, this Agreement shall be amended to the extent the Lender specifies to be necessary to reflect the change in currency and to put the Lender and the Borrowers in the same position, so far as possible, that they would have been in if no change of currency had occurred.

7.    WITHHOLDINGS

7.1 All payments to be made by the Borrower hereunder shall be made free and clear of any deduction or withholding.

7.2 If the Borrower is required by law to make any deduction or withholding on account of Tax or otherwise from any payment to the Lender hereunder, the sum due from it in respect of such payment shall be increased to the extent necessary to ensure that, after making of such deduction or withholding, the Lender receives a net sum equal to the sum which it would have received had no deduction or withholding been made.

7.3 This Clause 7 (Withholdings) shall not apply in the case of deductions or withholdings to be made with reference to income tax on its overall income ultimately due by the Lender by operation of applicable laws.

8.    INDEMNITIES

8.1 If the Lender receives an amount in respect of the Borrower's liability under this Agreement or if that liability is converted into a claim, proof, judgement or order in a currency other than the currency in which such obligation is due (the "CONTRACTUAL CURRENCY"):

      (a) the Borrower shall on demand indemnify the Lender as an independent obligation against any loss or liability arising out of or as a result of the conversion;

      (b) if the amount received by the Lender, when converted into the Contractual Currency at a market rate in the usual course of its


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            business, is less than the amount owed in the Contractual Currency, the Borrower shall on demand pay to the Lender an amount in the Contractual Currency equal to the deficit; and

      (c) the Borrower shall on demand pay to the Lender any exchange costs and Taxes payable in connection with any such conversion.

8.2 The Borrower shall on demand indemnify the Lender against any cost, expense, loss or liability, as determined by the Lender, which it incurs as a consequence of the occurrence of any Event of Default (taking into account, where appropriate, any amounts received by the Lender under Clause 5.2).

9.    REPRESENTATIONS AND WARRANTIES

      The Borrower represents and warrants that:

      (a) it is a limited liability company, duly incorporated and validly existing under the laws of Sweden, with full power and authority to carry on its business as it is being conducted and to execute and perform all of its obligations under this Agreement and all action required to authorise such execution and performance has been duly taken;

      (b) the execution and performance of this Agreement will not violate any applicable law or regulation or contravene any provision of its Articles of Association; and

      (c) subject to the qualifications in the legal opinions as to matters of law in force on the date of this Agreement and not fact, this Agreement constitutes its legal, valid and binding obligations enforceable in accordance with its terms.

10.   RESTRICTIONS IN RELATION TO THE LOAN

10.1 The Borrower undertakes that, during the Subordination Period, except as expressly permitted by this Agreement or with the prior written consent of the Confirmed Creditors, it will not, and will procure that no Subsidiary will:

      (a) pay, prepay or repay, discharge by way of set-off, or acquire, any Subordinated Debt;

      (b)   pay interest on any Subordinated Debt;

      (c) create or permit to subsist, any Security Interest or other encumbrance over any of its assets, or give any financial support, for any Subordinated Debt; or

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      (d)   take or omit to take any action whereby the ranking and/or subordination of the Subordinated Debt contemplated by this Agreement may be impaired.

10.2 The Lender undertakes that, during the Subordination Period, except as expressly permitted by this Agreement or with the prior written consent of the Confirmed Creditors, it will not:

      (a) demand or receive payment, prepayment or repayment, or accept discharge by way of set-off, of any Subordinated Debt;

      (b)   demand or receive any payment of interest on any Subordinated Debt;

      (c) receive or permit to subsist, any Security Interest or other encumbrance, or give any financial support, for any Subordinated Debt (for the avoidance of doubt, any Security Interest created by the Lender over any Subordinated Debt owed hereunder, in order to secure the Notes shall not constitute a breach hereunder);

      (d) assign, transfer or otherwise dispose of any Subordinated Debt to a third party, provided, however, that (i) the Lender may assign Subordinated Debt to the Parent or a wholly-owned subsidiary of the Parent in accordance with Clause 14.2 (provided this is permissible under other agreements binding on the Lender), and (ii) the Lender may assign its rights hereunder by way of security to Trustee on behalf of the Noteholders under the Security Assignment; or

      (e) commence any proceedings against the Borrower or any Subsidiary in respect of any Subordinated Debt (including, without limitation, applying for enforcement of any amount outstanding or for the liquidation, bankruptcy or re-organisation of the Borrower or any Subsidiary).

11.   SUBORDINATION IN CASE OF INSOLVENCY

11.1 In an insolvency or bankruptcy of the Borrower or any Subsidiary initiated during the Subordination Period, the Lender shall endeavour to procure that any distributions with respect to the Subordinated Debt by the bankruptcy administrator or liquidator, or any other person making the distribution, are made to the Senior Creditors to the extent necessary to repay all the Senior Debt in full.

11.2 Any release, discharge or settlement between Lender and the Senior Creditors (or any of them) shall be conditional upon no security, disposition or payment

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      to any Senior Creditor being void, set aside or ordered to be refunded pursuant to any law relating to bankruptcy, liquidation or insolvency, or for any other reason whatsoever, and if such condition shall not be fulfilled the Senior Creditors shall be entitled to enforce this Agreement subsequently as if such release, discharge or settlement had not occurred and any such payment had not been made.

12.   REDISTRIBUTION OF PAYMENTS

12.1 In the event that any payment in respect of Subordinated Debt is received by the Lender, in cash or in kind, by way of set-off or otherwise, in violation of this Agreement, the Lender shall hold such payment, up to the amount of the Senior Debt, separated and for the account of the Senior Creditors, and promptly pay and distribute it to the Senior Creditors for application towards the Senior Debt.

12.2 If the Senior Debt is partially paid out of any proceeds received in respect of or on account of any Subordinated Debt, the Lender will not be entitled to exercise any subrogation right to the Senior Debt until the Senior Debt has been irrevocably paid and discharged in full.

13.   FURTHER ASSURANCES OF SUBORDINATION

13.1 The Borrower and the Lender shall enter into Confirmations of Subordination with the other lenders to the Borrower from time to time to confirm that such lenders have the benefit of the subordination provisions in this Agreement and qualify as "Confirmed Creditors" hereunder.

13.2 Each of the Lender and the Borrower undertakes, at its own expense, from time to time, upon reasonable request, to do all such acts and execute all such documents as may be necessary for giving full effect to the subordination of the Subordinated Debt to the Senior Debt as envisaged by this Agreement and securing to the Senior Creditors the full benefit of the rights, powers and remedies conferred upon them in this Agreement.

14.   ASSIGNMENT

14.1 The Borrower may not assign, transfer, novate or dispose of any of, or any interest in, its rights and/or obligations under this Agreement.

14.2 The Lender may at any time assign all or any part of its rights and obligations under this Agreement to the Trustee pursuant to the Security Assignment or to the Parent or a wholly-owned subsidiary of the Parent which adheres to this Agreement (if such subsidiary ceases to be so owned, the rights and obligations


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      shall be reassigned to the Lender), provided this is permissible under other agreements binding on the Lender.

15.   MISCELLANEOUS

15.1 No amendment to this Agreement shall be effective against any party unless made in writing and signed by such party.

15.2 No delay or omission in exercising any powers or privileges hereunder shall be construed as a waiver thereof or an acquiescence therewith. Any exercise of any part of the rights shall not preclude subsequent enforcement of any such rights which have not, or have not fully, been exercised.

16.   NOTICES

16.1 All notices or other communications under or in connection with this Agreement shall be in the English language and be given by letter or by telefax (and, in the case of telefax, confirmed by letter) with a copy to the Trustee. Any such notice will be deemed to be given as follows:

      (a) if by letter, when delivered to the address notified in accordance with Clause 16.3; and

      (b)   if by telefax, when received.

16.2 Any notice received on a non-working day or after business hours in the place of receipt will only be deemed to be given on the next working day in that place.

16.3 The address and telefax number of each party for all notices under or in connection with this Agreement are:

      The Lender:    Preem Holdings AB (publ)
                     Attention: Richard Ohman
                     Biblioteksgatan 29
                     P.O. Box 5785
                     SE-114 87 Stockholm, Sweden
                     Telephone: +46 8 614 13 00
                     Telefax: +46 8 614 13 14

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      The Borrower:   Preem Petroleum AB
                      Attention: Chief Financial Officer
                      Sandhamnsgatan 51
                      P.O. Box 27800
                      SE-115 90 Stockholm, Sweden
                      Telephone: +46 8 450 10 00
                      Telefax: +46 8 450 10 55

       The Trustee:   Bankers Trust Company
                      Four Albany Street
                      Corporate Trust and Agency Services
                      New York, NY 10006, USA
                      Attention: Carol Ng
                      Telephone: +1 212 250 61 47
                      Telefax: +1 212 250 09 33

      or any other address notified by one party to the other parties by not less than five (5) Business Days' notice.

17.   GOVERNING LAW AND JURISDICTION

17.1 This Agreement shall be governed by and construed in accordance with Swedish law.

17.2 The courts of Sweden shall have non-exclusive jurisdiction over matters arising out of or in connection with this Agreement. The City Court of Stockholm shall be court of first instance.

                                -----------------

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IN WITNESS WHEREOF, this Agreement has been signed in two (2) originals, of which the parties have received one each.


PREEM HOLDINGS AB (publ)
as Lender


/s/ Karim Karaman                  /s/ Lars Nelson
-------------------------          ----------------------------
Name: Karim Karaman                Name: Lars Nelson


PREEM PETROLEUM AB
as Borrower


/s/ Richard Ohman                  /s/ Lars Nelson
-------------------------          ----------------------------
Name: Richard Ohman                Name: Lars Nelson




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                                                                      SCHEDULE 1


                                FORM OF LOAN NOTE



PRINCIPAL AMOUNT: SEK [AMOUNT]

The principal amount set out above (the "LOAN") is on the date hereof owed by us to Preem Holdings AB (publ) (the "LENDER") or order. The terms and conditions for the Loan are set out in Shareholder Loan Agreement No. 1A entered into between ourselves and the Lender on 10 April 2001 (the "AGREEMENT").

The Loan is subordinated to all other indebtedness owed by us from time to time, except for Subordinated Debt, as defined in the Agreement, and does not carry any interest before the due date. The Loan is repayable on [DATE] and may only be accelerated in special circumstances and subject to a waiting period of one hundred and seventy nine (179) days, all as more fully set out in the Agreement.

We confirm that we have no right of set-off or counterclaim which may reduce the amount payable by us in respect of the Loan.

The Loan shall be evidenced by this loan note, which is subject to all terms and conditions of the Agreement.

By executing this loan note we confirm that we have been notified that the Loan has been assigned by way of security, by the Lender to Bankers Trust Company (the "TRUSTEE") acting on behalf of the Noteholders (as defined in the Agreement) from time to time pursuant to a Security Assignment Agreement dated 10 April 2001. For as long as the Security Assignment (as defined in the Agreement) is effective and not enforced, (i) all amounts payable by us in respect of the Loan may only be paid to the Trustee or order, unless and until we are otherwise notified by the Trustee, and (ii) the terms of the Loan may only be amended or varied with the consent of the Trustee.

This loan note and the Agreement are governed by Swedish law.


Date: [DATE]

PREEM PETROLEUM AB


---------------------------        ------------------------
Name:                              Name:

                                                                          2(2)
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                                                                      SCHEDULE 2


                      FORM OF CONFIRMATION OF SUBORDINATION



This CONFIRMATION OF SUBORDINATION is entered into in connection with the Shareholder Loan Agreement No.1A entered into between Preem Holdings AB (publ) (the "JUNIOR LENDER") and Preem Petroleum AB (the "BORROWER") on 10 April 2001 (the "AGREEMENT"). Terms defined in the Agreement shall have the same meanings when used herein.

The Agreement contains provisions to the effect that the Loan shall during the Subordination Period be subordinated to the Borrower's other indebtedness, except other Subordinated Indebtedness. The Agreement also provides the Senior Creditors to the Borrower with certain rights as Confirmed Creditors, provided they have entered into Confirmations of Subordination. [NAME] (the "SENIOR LENDER") is a lender to the Borrower and has requested to have the benefit of the rights conferred upon the Confirmed Creditors in the Agreement.

The parties hereby agree that the Senior Lender shall have the benefit of all rights conferred upon the Confirmed Creditors as Senior Creditors in the Agreement. All indebtedness owed by the Borrower to the Senior Lender shall constitute Senior Debt under the Agreement. The parties further agree that any amendment of, variation or modification to, or termination of, the Agreement (including the waiver of any right under the Agreement) shall require the prior written consent of the Senior Lender, and prior written notice to the Trustee.

The address and telefax number of the Senior Lender for all notices under or in connection with this Confirmation of Subordination are:

              [ADDRESS]
              Attention: [TITLE]
              Telephone: [NUMBER]
              Telefax: [NUMBER]

or any other address notified by the Senior Lender to the other parties by not less than five (5) Business Days' notice. The addresses and telefax numbers of the Junior Lender and the Borrower are set out in the Agreement.

All notices or other communications under or in connection with this Confirmation of Subordination shall be in the English language and be given by letter or by telefax (and, in the case of telefax, confirmed by letter). Any such notice will be deemed to be given, if by letter, when delivered to the address notified in accordance with the above, and, if by telefax, when received. Any notice received on a non-working day or after business hours

                                                                          3(3)
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in the place of receipt will only be deemed to be given on the next working day in that place.

This Confirmation of Subordination shall be governed by and construed in accordance with Swedish law. The courts of Sweden shall have non-exclusive jurisdiction over matters arising out of or in connection with this Confirmation of Subordination. The City Court of Stockholm shall be court of first instance.


Date: [DATE]

PREEM PETROLEUM AB                 PREEM HOLDINGS AB (publ)
as Borrower                        as Junior Lender


---------------------------        ---------------------------
Name:                              Name:


---------------------------        ---------------------------
Name:                              Name:



[NAME]
as Senior Lender


---------------------------
Name:


---------------------------
Name: